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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 25, 2006



                                   ATMI, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                        1-16239               06-1481060
(State or other jurisdiction of    (Commission file number)   (I.R.S. employer
incorporation or organization)                               identification no.)

           7 COMMERCE DRIVE
         DANBURY, CONNECTICUT                                       06810
    (Address of principal executive                               (Zip code)
               offices)


       Registrant's telephone number, including area code: (203) 794-1100


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On October 25, 2006, the registrant issued a press release announcing its financial results for the third quarter of 2006. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

         The information contained in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Exchange Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (d)  Exhibits.

         Exhibit Number             Description
         --------------             -----------

            99.1            Press Release, dated October 25, 2006.




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                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         ATMI, INC.


Date: October 25, 2006                   By:  /s/  Daniel P. Sharkey
                                            ------------------------------------
                                            Daniel P. Sharkey
                                            Title: Vice President, Treasurer and
                                                   Chief Financial Officer









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